UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 2400

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

ANNUAL REPORT

DECEMBER 31, 2018

PINNACLE VALUE FUND                                                                                                                                        3

BERTOLET CAPITAL TRUST

www.pinnaclevaluefund.com

PINNACLE VALUE FUND                                                                                                                                        4

BERTOLET CAPITAL TRUST

Pinnacle Value Fund Annual Report                                                                   December 31, 2018

Dear Fellow Shareholders,

Total Return 2018 2017 2016 2015 2014
Pinnacle Value Fund (11.8)% (0.1)% 16.5% (6.0)% 4.8%
Russell 2000 (11.0) 14.6 21.4 (4.4) 4.9
S&P 500 (4.4)% 21.8% 12.0% 1.4% 13.7%

(all returns include dividend reinvestment.  Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts).

State of the Portfolio & Market Activity

After setting an all time high in late August, the benchmark R2000 fell substantially in the final quarter ending the year down 11%.  The headwinds were many including rising interest rates, slowing global growth, trade/tariff conflicts, political gridlock, credit/liquidity issues and high debt levels.  The impact of each was magnified by machine driven algorithms resulting in unprecedented volatility (a recent Wall Street Journal article claims high speed electronic trading now accounts for 85% of all volume).

The down market contrasts sharply with the current economy which shows modest growth and low unemployment.  We’ll watch 4Q earnings carefully and what the “2019 EPS guidance” is.

The Fund was down 11.8% in 2018, slightly worse than the R2000. As you can see from the following page, contributors to Fund performance included Stage Stores, Ensco and Seacor Marine which all benefitted from higher oil prices early in the year. Computer Task Group announced a major acquisition and share repurchase while EMC rose on news of a takeover bid late in the year. Many reached fair value and were trimmed back or sold to lock up gains, most of which were long term.

Detractors to performance overshadowed contributors as one might expect in a down market. Woman’s retailer Christopher & Banks continues through a prolonged restructuring but is making solid progress; Permian Basin Royalty is hampered by inadequate pipeline capacity to bring its products to market which should be alleviated in late 2019 as more pipelines come on stream; Dorian LPG, which owns a fleet of LPG tankers, faces excess industry capacity but recently rejected an acquisition bid as “inadequate”. We added to several of these on weakness and added a few new names including American National Insurance, Diamond Offshore and Freightcar America.  American National offers life insurance and annuities which should do well in a higher interest rate environment.  Diamond Offshore provides offshore contract drilling services to the energy industry worldwide.  This industry is consolidating and we expect Diamond to be a meaningful player here.  Finally, founded in 1901, Freightcar America designs, makes, sells and leases railcars to transport bulk commodities, mostly in North America.

The R2000 is off about 23% from its all time high. To get fully invested we need one or all of 3 things: a broad market decline that takes the R2000 to new yearly lows; individual stock disappointments- earnings driven or otherwise; specific industry weakness that hurts an entire industry. Cash is 36% providing the firepower for any dislocations that may occur.

Tax loss selling (or not)

As a portfolio manager, holding a position with a large unrealized loss is never easy.  Doing so requires large amounts of dedication, discipline and research.  Obviously something is wrong, raising the question of whether the decline is permanent or temporary. Is our investment thesis intact but delayed or has it been derailed? It’s indeed time consuming to deal with a large unrealized loss and often involves speaking or meeting with managements, addressing boards of directors and visiting operations. We took all these actions in 2018 and will continue to do so as required.

Why do it?  Why not just sell and take a tax loss, a tempting and easy solution for sure. We go the extra mile for two reasons.  First, selling for a tax loss benefits only those Fund shareholders who hold their shares in taxable accounts.  Shareholders who hold Fund shares in non taxable retirement accounts bear the full burden of the loss. Why not sell the position, wait 30 days and buy it back, wouldn’t that satisfy everyone?  In theory yes but practically speaking, it’s often very difficult to buy back positions that have taken months or even years to accumulate without increasing the price. We would also likely be selling our position to a competitor eager to take the shares off our hands at a bargain price. So only when we are convinced there is no hope will we sell a position for a realized loss.

Most importantly, once we’ve focused on a down position, we often find the situation is not terminal but salvageable.  Recall that one of our key investment criteria is an unleveraged balance sheet which provides the financial flexibility to whether the storm. Very often management just needs time to fix the situation and a strong balance sheet provides that. Take a look at the list of detractors on the next page each of which is burdened by a large unrealized loss. Each has a clear pathway to better results and managements are taking specific steps to make this happen.  Several have dissident shareholders with board seats who’re keeping the pressure on. Of course this is no guarantee of a higher share price but we are cautiously optimistic and will continue our diligent oversight of the situation.

By now you should have received your year end statement.  Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash when opportunities become available and are searching diligently for such opportunities. Your portfolio manager recently bought additional Fund shares and remains a major shareholder.

John E. Deysher	Pinnacle Value Fund
President & Portfolio Manager	745 Fifth Ave. - 2400
212-605-7100	New York, NY 10151

TOP 10 POSITIONS	% net assets
1. ERA Group- helicopter services	6.5
2. Dorian LPG- tanker transportation of liquid petroleum gas	5.3
3. Gulf Island Fabrication- marine construction & fabrication	5.2
4. Williams Industrial Services- engineering/design/construction	4.8
5. Kansas City Life- life policies & annuities	4.1
6. Permian Basin Royalty Trust	3.8
7. San Juan Royalty Trust	2.9
8. SWK Holdings- life sciences finance	2.5
9. EMC Insurance- regional property & casualty insurer	2.1
10. Seacor Marine- offshore supply vessels	2.0
Total	39.2%

YTD TOP 5 Contributors (realized & unrealized gains)
1. Stage Stores	$216,900
2. Computer Task Group	193,800
3. Ensco	187,700
4. Seacor Marine	127,000
5. EMC Insurance	122,600
Total	$848,000

YTD TOP 5 Detractors (realized & unrealized losses)
1. Williams Industries	$1,194,000
2. Gulf Island Fabrication	1,018,100
3. Christopher & Banks	772,300
4. Permian Basin Royalty Trust	657,700
5. Dorian LPG	437,900
Total	$4,080,000

SECURITY CLASSIFICATIONS
Government Money Market Funds	36.2%
Energy	17.0
Insurance	12.3
Construction & fabrication	10.0
Transportation	7.2
Closed end & exchange traded funds	5.2
Financial services	4.4
Industrial goods & services	3.8
Consumer goods & services	1.9
Real Estate	1.4
Banks & thrifts	0.6
Total	100.0%

Schedule of Investments December 31, 2018
Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Banks & Thrifts
17,807	Hope Bancorp, Inc.	$ 65,849	$ 211,191	0.59%

Conglomerate
5,255	Regency Affiliates, Inc. (a)	20,665	38,467
100	Steel Partners Holdings L.P. *	1,109	1,340
		21,774	39,807	0.11%
Construction & Fabrication
258,674	Gulf Island Fabrication, Inc.	1,886,700	1,867,626
734,290	Williams Industrial Services Group, Inc. *	1,251,727	1,718,239
		3,138,427	3,585,865	9.95%
Energy
62,000	Diamond Offshore Drilling, Inc. *	829,854	585,280
270,678	Era Group, Inc. *	2,604,997	2,365,726
231,355	Permian Basin Royalty Trust	1,743,962	1,364,994
500	PermRock Royalty Trust	6,132	2,960
221,286	San Juan Basin Royalty Trust	997,480	1,062,173
2,000	Smart Sand, Inc. *	5,908	4,440
62,057	Seacor Marine Holdings, Inc. *	753,902	729,790
		6,942,235	6,115,363	16.97%
Financial Services
56,889	BKF Capital Group, Inc. (a) *	1,075,016	648,535
200	Diamond Hill Investment Group, Inc.	33,244	29,890
96,749	SWK Holdings Corp. *	816,114	919,115
		1,924,374	1,597,540	4.43%
Insurance
5,285	American National Insurance, Co.	612,759	672,463
1,600	Atlas Financial Holdings, Inc. *	18,176	12,944
24,272	EMC Insurance Group, Inc.	292,866	773,063
350,366	First Acceptance Corp. *	293,883	364,381
30,000	Genworth Financial, Inc. *	87,875	139,800
11,863	Independence Holding Co.	50,576	417,578
39,817	Kansas City Life Insurance Co.	1,581,765	1,473,229
35,375	National Security Group, Inc.	281,745	460,229
6,100	Old Republic International Corp.	44,622	125,477
		3,264,267	4,439,164	12.32%
Power Equipment
26,554	LSI Industries, Inc.	89,483	84,176
20,600	Powell Industries, Inc.	475,617	515,206
		565,100	599,382	1.66%
Real Estate
17,407	Getty Realty Corp.	221,221	511,940
100	The St. Joe Co. *	1,858	1,317
		223,079	513,257	1.42%
Retail
959,165	Christopher & Banks Corp. *	1,052,592	446,204
12,000	The Buckle, Inc.	168,360	232,080
		1,220,952	678,284	1.88%

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        5

BERTOLET CAPITAL TRUST

Schedule of Investments December 31, 2018
Shares/Principal Amount		Basis	Market Value	% of Net Assets

Security Services
65,021	Costar Technologies, Inc. *	462,891	585,189	1.62%

Steel Works, Blast Furnaces, & Rolling Mills
14,020	Friedman Industries, Inc.	63,639	98,841	0.27%

Technology
100	Interlink Electronics, Inc. *	571	210
100	Qualstar Corp. *	1,089	525
		1,660	735	0.00%
Transportation
328,203	Dorian LPG Ltd. *	2,349,295	1,913,423
101,558	FreightCar America, Inc. *	949,282	679,423
		3,298,577	2,592,846	7.20%

Total for Common Stock		$21,192,824	$21,057,464	58.44%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	65,889
21,460	Central & Eastern Europe Fund, Inc.	383,440	471,691
13,000	iShares MSCI Turkey ETF	247,883	319,410
29,200	Sprott Gold Miners ETF	551,481	510,416
20,200	Sprott Junior Gold Miners ETF	588,824	504,798

Total for Closed-End & Exchange Traded Funds		$ 1,828,398	$ 1,872,204	5.20%

WARRANTS

Energy
9,414	Tidewater, Inc. *	18,035	4,707
13,355	Tidewater, Inc. Class A *	94,078	22,415
14,438	Tidewater, Inc. Class B *	84,269	20,314

Total for Warrants		$ 196,382	$ 47,436	0.13%

SHORT TERM INVESTMENTS
Money Market Fund
1,000,000	Invesco Government & Agency Portfolio Institutional Class 2.30% **	1,000,000	1,000,000
12,438,253	First American Government Obligation Fund Class Z 2.27% **	12,438,253	12,438,253

Total for Short Term Investments		$13,438,253	$13,438,253	37.29%

	Total Investments	$36,655,857	$36,415,357	101.06%

	Liabilities in excess of other assets		(381,622)	(1.06)%

	Net Assets		$36,033,735	100.00%

(a) Level 2 Security

 * Non-Income producing securities.

** Variable rate security; the money market rate shown represents the yield at December 31, 2018.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
December 31, 2018

Assets:
Investment Securities at Market Value	$ 36,415,357
(Identified Cost $36,655,857)
Cash	1,000
Receivables:
Dividends and Interest	76,258
Portfolio Securities Sold	282,929
Prepaid Expenses	3,051
Total Assets	36,778,595
Liabilities:
Payable to Advisor	614,137
Shareholder Redemptions	107,641
Accrued Expenses	23,082
Total Liabilities	744,860
Net Assets	$ 36,033,735

Net Assets Consist of:
Paid-In Capital	$ 35,523,351
Distributable Earnings	510,384
Net Assets	$ 36,033,735
Net Asset Value and Redemption Price
Per Share ($36,033,735/2,727,234 shares outstanding), no par value, unlimited
shares authorized	$ 13.21

The accompanying notes are an integral part of the financial statements.

Statement of Operations
For the year ended December 31, 2018

Investment Income:
Dividends	$ 484,803
Interest	362,851
Total Investment Income	847,654
Expenses:
Investment Advisor Fees (Note 3)	643,449
Transfer Agent & Fund Accounting Fees	47,001
Insurance Fees	17,801
Custodial Fees	14,600
Audit Fees	15,668
Registration Fees	9,700
Trustee Fees	10,001
Legal Fees	2,000
Miscellaneous Fees	5,730
Excise Tax	2,502
Printing & Mailing Fees	2,500
Total Expenses	770,952
Reimbursement of Excise Tax	(2,502)
Advisory Fees Waived by Advisor	(87,199)
Net Expenses	681,251

Net Investment Income	166,403

Realized and Unrealized Loss on Investments:
Net Realized Gain on Investments	2,359,406
Capital Gain Distributions from Regulated Investment Companies	12,573
Change in Unrealized Depreciation on Investments	(8,174,454)
Net Realized and Unrealized Loss on Investments	(5,802,475)

Net Decrease in Net Assets from Operations	$ (5,636,072)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2018	12/31/2017
From Operations:
Net Investment Income (Loss)	$ 166,403	$ (44,975)
Net Realized Gain on Investments	2,359,406	601,722
Capital Gain Distributions from Regulated Investment Companies	12,573	18,568
Net Change In Unrealized Depreciation	(8,174,454)	(815,963)
Net Decrease in Net Assets from Operations	(5,636,072)	(240,648)

From Distributions to Shareholders:
Distributions (a)	(1,698,768)	(1,793,373)
Total Distributions to Shareholders	(1,698,768)	(1,793,373)

From Capital Share Transactions:
Proceeds From Sale of Shares	1,150,821	4,509,001
Shares issued in Reinvestment of Dividends	1,586,096	1,686,213
Cost of Shares Redeemed (b)	(19,939,305)	(11,567,902)
Net Decrease from Shareholder Activity	(17,202,388)	(5,372,688)

Net Decrease in Net Assets	(24,537,228)	(7,406,709)

Net Assets at Beginning of Year	60,570,963	67,977,672
Net Assets at End of Year	$ 36,033,735	$ 60,570,963

Share Transactions:
Issued	75,710	287,837
Reinvested	119,345	110,138
Redeemed	(1,344,313)	(738,398)
Net decrease in shares	(1,149,258)	(340,423)
Shares outstanding beginning of Year	3,876,492	4,216,915
Shares outstanding end of Year	2,727,234	3,876,492

(a)The SEC eliminated the requirements to disclose components of distributions paid to shareholders effective November 5, 2018.

For the year ended December 31, 2017, distributions of $1,793,373 were from net realized gains.

(b) Net of Redemption Fees of $4,757 for the year ended December 31, 2018, and $1,588 for the year ended December 31, 2017.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Selected data for a share outstanding throughout the year:

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Net Asset Value -
Beginning of Year	$ 15.63	$ 16.12	$ 14.79	$ 17.22	$ 17.43
Net Investment Income (Loss) *	0.05	(0.01)	(0.09)	- (a)	(0.10)
Net Gains or Losses on Securities
(realized and unrealized)	(1.88)	(0.01)	2.53	(1.04)	0.93
Total from Investment Operations	(1.83)	(0.02)	2.44	(1.04)	0.83

Distributions from Net Investment Income	(0.06)	-	-	-	-
Distributions from Capital Gains	(0.53)	(0.47)	(1.11)	(1.39)	(1.04)
Total Distributions	(0.59)	(0.47)	(1.11)	(1.39)	(1.04)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Year	$ 13.21	$ 15.63	$ 16.12	$ 14.79	$ 17.22

Total Return	(11.75)%	(0.06)%	16.51%	(5.99)%	4.80%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 36,034	$ 60,571	$ 67,978	$ 58,974	$ 64,672

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.50%	1.44%	1.45%	1.44%	1.44%
Ratio of Net Income (Loss) to Average Net Assets	0.15%	(0.07)%	(0.56)%	(0.02)%	(0.57)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.33%	1.44%	1.45%	1.44%	1.44%
Ratio of Net Income (Loss) to Average Net Assets	0.32%	(0.07)%	(0.56)%	(0.02)%	(0.57)%

Portfolio Turnover Rate	31.51%	23.37%	43.04%	29.23%	20.94%

* Per share net investment Income (loss) determined on average shares outstanding during year.

(a) Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

December 31, 2018

 1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)

SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at December 31, 2018:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 20,408,929	$ 648,535	-	$ 21,057,464
Closed-end & Exchange Traded Funds	1,872,204	-	-	1,872,204
Warrants	47,436	-	-	47,436
Money Market Funds	13,438,253	-	-	13,438,253
Investments at Market	$ 35,766,822	$ 648,535	-	$ 36,415,357

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at period end.

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended December 31, 2018. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the year ended December 31, 2018, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At December 31, 2018 the Fund held approximately 37% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in government and agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity and the Invesco Government & Agency Fund.

As of December 31, 2018 the Fund had approximately 35% of its assets in First American Government Obligation Fund - Class Z (Ticker: FGZXX). The investment in this fund is approximately 0.03% of the fund’s net assets which was approximately $39.0 billion dollars at December 31, 2018. If the Adviser determines that it is in the best interest of Fund shareholders, the Adviser may redeem this investment.  Further information on these funds is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2018 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the year ended December 31, 2018 and year ended December 31, 2017, $4,757 and $1,588, of early redemption fees, respectively, were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter.  For the year ended December 31, 2018, Adviser earned $643,449 in fees which is paid yearly.  For the year ended December 31, 2018, the Adviser waived $87,199 in advisory fees.

A Fund officer and trustee is also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.49% and 1.24%, of average daily net assets through April 30, 2018 and April 30, 2019, respectively.

 Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser is entitled to recoup $87,199 through December 31, 2021.

4.)

PURCHASES AND SALES OF SECURITIES

For year ended December 31, 2018, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $9,366,939 and $12,906,918, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2018.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

For the year ended December 31, 2018 the Fund paid a long-term capital gain distribution of $0.495 per share, a short-term capital gain distribution of $0.037, and an ordinary income distribution of $0.056 per share.

For the year ended December 31, 2017 the Fund paid a long-term capital gain distribution of $0.301 per share, and a short-term capital gain distribution of $0.170.

The tax nature of distributions paid during the year ended December 31, 2018, and the year ended December 31, 2017:

	2018	2017
Ordinary Income	$ 267,817	$ 652,094
Long Term Capital Gain	$ 1,430,951	$ 1,141,279
	$1,698,768	$1,793,373

At December 31, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 36,657,177

Gross tax unrealized appreciation	$ 3,037,860
Gross tax unrealized depreciation	(3,279,680)
Net tax unrealized depreciation	(241,820)
Undistributed ordinary income	54,697
Accumulated capital and other gains - net	697,507
Total Distributable Earnings	$ 510,384

At December 31, 2018, the Fund did not defer, on a tax basis post-October losses, or late year losses.

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

7.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

8.) NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards, or changes in technology or the business environment.  These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.”  ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820.  In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements.  ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.  Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of Bertolet Capital Trust

New York, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust, including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

       TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 22, 2019

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (63)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (86)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (63)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (53)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 50 S.16th Street - 2900, Philadelphia PA 19102

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2018	December 31, 2018	July 1, 2018 to December 31, 2018

Actual	$1,000.00	$880.82	$5.88
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.95	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED DECEMBER 31, 2018

	1 Year	3 Year	5 Year	10 Year
Pinnacle Value Fund	-11.75%	0.89%	0.23%	5.49%
Russell 2000 Index	-11.01%	7.36%	4.41%	11.97%

Chart assumes an initial investment of $10,000 made on 1/1/2009.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

Pinnacle Value Fund $17,061
Russell 2000 Index $30,983
40,000
38,000
36,000
34,000
32,000
30,000
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
1/1/2009
6/30/2009
12/31/2009
6/30/2010
12/31/2010
6/30/2011
12/31/2011
6/30/2012
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
6/30/2016
12/31/2016
6/30/2017
12/31/2017
6/30/2018
12/31/2018

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

ANNUAL REPORT

DECEMBER 31, 2018

www.pinnaclevaluefund.com

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/18      FYE 12/31/17

Audit services                                                                        $12,600                 $12,300

Tax services                                                                             $2,800                   $2,700

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/18    FYE 12/31/17

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(2)

EX-99.906CERT.  Filed herewith.

  SIGNATURES
  By /s/ John E. Deysher

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 6, 2019